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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                October 10, 1996

                                 MathSoft, Inc.
             (Exact name of Registrant as specified in its charter)

     Massachusetts                0-020992                     04-2842217
(State or jurisdiction           (Commission                  (IRS Employer
 of Incorporation                File number)               Identification No.)



             101 Main Street                                 02142
         Cambridge, Massachusetts                          (Zip Code)
           (Address of principal
            executive offices)

       Registrant's telephone number, including area code: (617) 577-1017

                         No change since last report
                  (Former name or former address, if changed
                              since last report)


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Item 5.  Other Events.
---------------------

     On October 10, 1996 the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.


Item 7.  Financial Statements and Exhibits.
------------------------------------------

Exhibit No.                                       Exhibit
----------                                        -------
 99.1                                      Press release of the Company dated
                                           October 10, 1996



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MATHSOFT, INC.




October 10, 1996                             By: /s/ Robert. P. Orlando
                                                 ----------------------
                                                 Robert P. Orlando
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.         Description
----------          -----------
   99.1             Press release of the Company dated October 10, 1996